SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           June 13, 2003
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------
            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

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TABLE OF CONTENTS

     Item 9.  Regulation FD Disclosure
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   SIGNATURES
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

Item 9.  Regulation FD Disclosure

On June 13, 2003, Weyerhaeuser Company a press release stating the following:

Weyerhaeuser Names Edward P. Rogel Senior Vice President, HR


FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY), today announced that he board of directors has elected Edward P. Rogel to the position of senior vice president, Human Resources, effective July 14.

Rogel, 56, succeeds Steven R. Hill, 56, who has announced that he intends to retire in August after more than 32 years with Weyerhaeuser. Hill has served as senior vice president, Human Resources for 13 years and serves on several civic boards including the board of regents of Washington State University.

Rogel joined Weyerhaeuser in 1969 and has held numerous human resources positions with the company in the Timberlands, Wood Products and Pulp businesses in addition to holding corporate-wide responsibilities. A graduate of Central Washington University, Rogel most recently served as vice president, Human Resources Operations, since 2000. He also held key transition roles following the MacMillan Bloedel, Trus Joist and Willamette acquisitions.

"Steve Hill has worked closely with our businesses and staff organizations to put in place the programs and processes necessary to attract, train and retain the quality workforce currently in place at Weyerhaeuser," said Steven
R. Rogel, chairman, president and chief executive officer. "As we pursue our goal of becoming the global leader in our industry, we will be looking to Ed to continue to work closely with me and our business leaders to help develop human resource policies that enhance our ability to compete globally."

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2002, sales were $18.5 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						      WEYERHAEUSER COMPANY

                                     By	/s/ Steven J. Hillyard
                                          -------------------------
                                   	Its:	Vice President and
                                          Chief Accounting Officer
Date:  June 13, 2003

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